UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 22, 2011
FUEL TECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33059	20-5657551
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500
(Address and telephone number of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On March 22, 2011, the Compensation and Nominating Committee (the “Committee”) of the Board of Directors of Fuel Tech, Inc. (“Fuel Tech” or the “Company”) took action to:
(a) adopt a new form of Executive Performance RSU Award Agreement (the “Agreement”) (the form of which is attached as Exhibit 10.1), as authorized by Section 6.6 of the Fuel Tech, Inc. Incentive Plan, to be used by the Company to provide certain senior executive officers the opportunity to receive an executive performance restricted stock unit (“RSU”) award; and
(b) approve the Company entering into such an Agreement with each of the Company’s President/Chief Executive Officer, Senior Vice President Treasurer/Chief Financial Officer, Executive Vice President, Marketing & Sales and Executive Vice President, Worldwide Operations (each a “Participating Executive”), each such Agreement to contain the applicable target RSUs shown in the Target RSU Table below.
Summary of Terms of Executive Performance RSU Awards: The Agreement provides for three possible RSU awards: “Look-Back RSUs,” “Revenue Growth RSUs,” and “TSR Performance RSUs,” each of which are described below. Under the terms of the Agreement, a target amount of RSUs for each of three possible RSU award components is set for each Participating Executive. Each actual RSU award is contingent on performance by the Participating Executive and the Company in the performance areas and for the measurement periods set forth in the Agreement.
     Look-Back RSUs: Each Participating Executive has the opportunity to earn a targeted amount of “Look-Back RSUs” based upon the Participating Executive’s performance during 2011. After the completion of the 2011 calendar year, the Committee, in its business judgment, may approve or not approve the Company granting to each Participating Executive a number of Look-Back RSUs between zero and the targeted Look-Back RSU amount based on the Committee’s subjective, qualitative assessment of each such executive’s overall performance during the 2011 calendar year. No specific, individualized prospective performance goals are associated with the Look-Back RSUs for any of the Participating Executives, and the Committee may use a variety of factors in determining the amount of any such award, including one or more of the factors shown in Exhibit A of the Agreement. All such RSU grants shall otherwise be made subject to the terms of the Company’s standard Executive Performance RSU Agreement and the Plan, including a vesting schedule that provides for vesting of one-third of the granted Look-Back RSUs after the first anniversary of the grant determination date, one-third after the second anniversary date and one-third after the third anniversary date.
     Revenue Growth RSUs: Each Participating Executive has the opportunity to earn a targeted amount of RSUs (“Revenue Growth RSUs”) to be granted dependent upon the Company’s revenue performance over a two-year period. During a two-year measurement period running from January 1, 2011 to December 31, 2012, the Company’s revenues will be measured against a peer group of companies selected by the Committee with input by the Committee’s independent compensation consultant (“Peer Group Companies”). As soon as practicable after the Peer Group Companies have reported their revenue growth for the two-year period, the Committee shall compare the Company’s revenue growth for such period with that of the Peer Group Companies. The Committee will evaluate the Company’s ranking of revenue growth performance in light of those rankings and shall approve a grant to the Participating Executive of a number of Revenue Growth RSUs as determined by that ranking as shown in the Performance Ranking table below. All such RSU grants shall otherwise be made subject to the terms of the Company’s standard Executive Performance RSU Agreement and the Plan, including a vesting schedule that provides that two-thirds of the granted RSUs will vest immediately on the grant determination date, and the remaining one-third one year after the grant determination date.
Performance Ranking Table

	Fourth Quartile of	Third Quartile of	Second Quartile of	First Quartile of
	Peer Group	Peer Group	Peer Group	Peer Group
	Companies (Lowest)	Companies	Companies	Companies
Percentage of Target RSU Amount to be Granted	0%	50%	100%	150%
     TSR Performance RSUs: Each Participating Executive has the opportunity to earn a targeted amount of RSUs (“TSR Performance RSUs”) to be granted dependent upon the Company’s performance over a two-year period measured in terms of the Company’s total return to stockholders per share of stock (“TSR”). During a two-year measurement period, running from January 1, 2011 to December 31, 2012, the Company’s TSR performance will be measured against the TSR performance of the Peer Group Companies. As soon as practicable after the Peer Group Companies have reported their TSR performance for the two-year period, the Committee shall compare the Company’s TSR performance for such period with that of the Peer Group Companies. The Committee will evaluate the Company’s TSR performance in light of those rankings and shall approve a grant to the Participating Executive of a number of TSR Performance RSUs as determined by that ranking as shown in the Performance Ranking table above. All such RSU grants shall otherwise be made subject to the terms of the Company’s standard Executive Performance RSU Agreement and the Plan, including a vesting schedule that provides that two-thirds of the granted RSUs will vest immediately on the grant determination date, and one-third one year after the grant determination date.

Target RSU Amounts Established:
     At its meeting on March 22nd, the Committee established target RSU amounts for each Participating Executive as shown in the following Target RSU Table:
Target RSU Table

	Target Look-Back	Target Revenue	Target TSR Performance
Name	RSUs*	Growth RSUs*	RSUs*
Douglas G. Bailey	16,000	16,000	16,000
President and Chief Executive Officer

Vincent J. Arnone	8,000	8,000	8,000
Executive Vice President, Worldwide Operations

David S. Collins	8,000	8,000	8,000
Senior Vice President, Treasurer and Chief Financial Officer

Robert E. Puissant	8,000	8,000	8,000
Executive Vice President, Marketing and Sales

*	The amount of RSUs shown represents the target RSU amount for each category of RSUs. The actual amount of RSUs granted for each category can range from 0% to 100% for Look-Back RSUs and 0% to 150% for Revenue Growth or TSR Performance RSUs as shown in the Performance Ranking Table above.

ITEM 9.01.	Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description

10.1	Form of Executive Performance RSU Award Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc. (Registrant)
Date: March 28, 2011	By:	/s/ David S. Collins
David S. Collins
Senior Vice President, Treasurer and Chief Financial Officer